UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2015
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 2, 2015, Halozyme Therapeutics, Inc. issued a press release to report its financial results for the fourth quarter and the full year ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b). On February 24, 2015, Dr. Robert Engler, a member of the Board of Directors of Halozyme Therapeutics, Inc. informed the Company that he was resigning from the Board. Dr. Engler advised the Board that he was stepping off all corporate boards other than one private company to allow him to focus his efforts on that company and to provide increased time for travel.
On February 27, 2015, Dr. John Patton, a member of the Board of Directors, informed the Company that he would not be a candidate for reelection to the Board when his term ended at the 2015 Annual Meeting of Stockholders. Dr. Patton indicated that he wanted to devote more time to Dance BioPharm, where he serves as CEO and Chairman, and to two other start-up companies.
The Board of Directors expressed its appreciation to Dr. Engler for his service on the Board for over 11 years and to Dr. Patton for his service on the Board for 15 years, noting that each had made many contributions to the Company while serving on the Board.
Item 8.01 Other Events.
Effective January 1, 2015, Kathryn E. Falberg began serving as Chair of the Board of Directors. Kenneth J. Kelley, who had previously served as Chair of the Board of Directors, continues to serve as a member of the Board of Directors. The transition of Chair of the Board of Directors from Mr. Kelley to Ms. Falberg does not affect the term of service on the Board for which each was most recently elected, and Ms. Falberg and Mr. Kelley will continue to serve under their current terms until the 2017 Annual Meeting of Stockholders.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated March 2, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

March 2, 2015	By:	/s/ David A. Ramsay

	Name:	David A. Ramsay
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 2, 2015